                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        The Latin America Equity Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 23, 2000
                               -----------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Tuesday, May 23, 2000, commencing at the following times:

The Latin America Equity Fund, Inc. ("LAQ").................   2:00 p.m.
The Latin America Investment Fund, Inc. ("LAM").............   2:30 p.m.

    The meetings are being held to consider and vote on the following matters for each Fund as described in the accompanying joint proxy statement (the "Joint Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:

                              PROPOSALS
                              ---------
1.    Election of Directors.
2.    Ratification of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending
       December 31, 2000.
3.    A shareholder proposal requesting that the Board of Directors of LAQ present for shareholder approval a program to permit shareholders to realize net asset value for their shares.
4.    A shareholder proposal requesting that the Board of Directors of LAM present for shareholder approval a program to permit shareholders to realize net asset value for their shares.

    The close of business on February 25, 2000 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the meetings.

    This notice and related proxy material are first being mailed on or about April 17, 2000.

                                          By order of each Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.

Dated: April 17, 2000
New York, New York

                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 23, 2000
                               -----------------

    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th & 46th Street), 12th Floor, New York, New York 10017, on Tuesday, May 23, 2000 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., administrator to the Funds (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $6,000 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about April 17, 2000.

    The principal executive office of CSAM is One Citicorp Center, 153 East
53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 575 Lexington Avenue, New York, New York 10022. Salomon Brothers Asset Management Inc ("SBAM"), located at 7 World Trade Center, New York, New York 10048, serves as investment adviser to The Latin America Investment Fund, Inc. ("LAM") with respect to investments in external debt obligations of Latin American governments or governmental entities. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Latin America Equity Fund, Inc. ("LAQ") and LAM.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1999 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants, AGAINST the shareholder proposals, and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before a Meeting. Any shareholder giving a Proxy has the right to attend a Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy, Proposals 2, 3 and 4 require for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 25, 2000, the following number of Shares of each Fund were issued and outstanding:

LAQ......................................            7,125,528   Shares
LAM......................................            6,518,639   Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of both Funds, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in both of the Funds will receive a package containing a Joint Proxy Statement and Proxies for each Fund. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in both Funds may receive two packages each containing a Joint Proxy Statement and a Proxy for each Fund. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on May 23, 2000.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2003 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

LAQ:  George W. Landau (three-year term)         LAM:  Enrique R. Arzac (three-year term)
      Richard W. Watt (three-year term)                George W. Landau (three-year term)
                                                       Richard W. Watt (three-year term)

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the following table. Messrs. Priest and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the executive officers and directors of the Funds as a group. Each of the nominees, the directors and the executive officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the executive officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund. Mr. Peter A. Gordon resigned as a director of LAQ and LAM effective December 20, 1999. Accordingly, the size of the Boards of LAQ and LAM were reduced to 6 and 7, respectively.

                                SHARES                                         LENGTH OF SERVICE AS
                             BENEFICIALLY                                       DIRECTOR AND TERM       MEMBERSHIP ON BOARDS
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP         OF OTHER REGISTERED
                             FEBRUARY 29,         AND PRINCIPAL EMPLOYMENT         ON BOARDS OF       INVESTMENT COMPANIES AND
        NAME (AGE)               2000            DURING THE PAST FIVE YEARS         THE FUNDS         PUBLICLY HELD COMPANIES
---------------------------  ------------       ----------------------------   --------------------   ------------------------
Dr. Enrique R. Arzac         LAQ: 1,000         Professor of Finance and       LAQ: since 1996;       Director of nine other
  (58) ....................  LAM: 1,000         Economics, Graduate School     current term ends at   CSAM-advised invest-
  Columbia University                           of Business, Columbia          the 2001 annual        ment companies; Direc-
  Graduate School of                            University (1971-present).     meeting.               tor of The Adams Ex-
  Business                                                                     LAM: since 1996;       press Company; Direc-
  New York, NY 10027                                                           current term ends at   tor of Petroleum and
                                                                               the 2000 annual        Resources Corporation.
                                                                               meeting.

                                SHARES                                         LENGTH OF SERVICE AS
                             BENEFICIALLY                                       DIRECTOR AND TERM       MEMBERSHIP ON BOARDS
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP         OF OTHER REGISTERED
                             FEBRUARY 29,         AND PRINCIPAL EMPLOYMENT         ON BOARDS OF       INVESTMENT COMPANIES AND
        NAME (AGE)               2000            DURING THE PAST FIVE YEARS         THE FUNDS         PUBLICLY HELD COMPANIES
---------------------------  ------------       ----------------------------   --------------------   ------------------------
James J. Cattano (56) .....  LAQ: 533           President, Primary Re-         LAQ: since 1991;       Director of four other
  55 Old Field Point Road    LAM: 100           source Inc. (an interna-       current term ends at   CSAM-advised invest-
  Greenwich, CT 06830                           tional trading/chemical        the 2001 annual        ment companies.
                                                processing company spe-        meeting.
                                                cializing in the sale of       LAM: since 1990;
                                                agricultural and industrial    current term ends at
                                                commodities throughout Latin   the 2002 annual
                                                American markets)              meeting.
                                                (10/96-present); President,
                                                Atlantic Fertilizer &
                                                Chemical Company (an
                                                international trading com-
                                                pany specializing in the
                                                sale of agricultural com-
                                                modities in Latin American
                                                markets)(10/91-10/96).

George W. Landau (80) .....  LAQ: 2,000         Senior Advisor, Latin          LAQ: since 1991;       Director of five other
  Two Grove Isle Drive       LAM: 444           America Group, The             current term ends at   CSAM-advised invest-
  Coconut Grove, FL 33133                       Coca-Cola Company              the 2000 annual        ment companies;
                                                (1988-present); President of   meeting.               Director of Emigrant
                                                the Americas Society and       LAM: since 1990;       Savings Bank; Director
                                                Council of the Americas        current term ends at   of GAM Funds, Inc.
                                                (7/85-10/93); United States    the 2000 annual
                                                Ambassador to Venezuela        meeting.
                                                (1982-1985); United States
                                                Ambassador to Chile
                                                (1977-1982) and United
                                                States Ambassador to
                                                Paraguay (1972-1977).

William W. Priest, Jr.*      LAQ: 1,000         Chairman-Management            LAQ: since 1997;       Director of fifty-five
  (58) . .                   LAM: 1,000         Committee, Chief Executive     current term ends at   other CSAM-advised
  153 East 53rd Street                          Officer and Executive          the 2002 annual        investment companies.
  New York, NY 10022                            Director of CSAM               meeting.
                                                (12/90-present).               LAM: since 1997;
                                                                               current term ends at
                                                                               the 2001 annual
                                                                               meeting.

Riordan Roett (60) ........  LAM: --            Sarita and Don Johnston        LAM: since 1999;       Director of ten other
  The Johns Hopkins                             Professor of Political Sci-    current term ends      investment companies
  University                                    ence, The John Hopkins         at the 2002 annual     advised by SBAM.
  1740 Massachusetts                            University (1973-present).     meeting.
    Avenue N.W.
  Washington, D.C. 20036

                                SHARES                                         LENGTH OF SERVICE AS
                             BENEFICIALLY                                       DIRECTOR AND TERM       MEMBERSHIP ON BOARDS
                               OWNED ON         CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP         OF OTHER REGISTERED
                             FEBRUARY 29,         AND PRINCIPAL EMPLOYMENT         ON BOARDS OF       INVESTMENT COMPANIES AND
        NAME (AGE)               2000            DURING THE PAST FIVE YEARS         THE FUNDS         PUBLICLY HELD COMPANIES
---------------------------  ------------       ----------------------------   --------------------   ------------------------
Martin M. Torino (50) .....  LAQ: --            Chairman of the Board of       LAQ: since 1991;       Director of four other
  L. N. Alen                 LAM: --            Ingenio y Refineria San        current term ends at   CSAM-advised invest-
  986 9th Floor                                 Martin Del Tabacal S.A.        the 2002 annual        ment companies.
  1001 Buenos Aires, Argen-                     (8/96-present); Executive      meeting.
  tina                                          Director of TAU S.A. (a com-   LAM: since 1990;
                                                modities trading firm)         current term ends at
                                                (11/90-present); President     the 2001 annual
                                                of DYAT S.A.                   meeting.
                                                (10/93-present); Executive
                                                Vice President of Louis
                                                Dreyfus Sugar, Inc.
                                                (1984-1991).

Richard W. Watt* (41) .....  LAQ: 1,790         Managing Director of CSAM      LAQ: since 1995;       Director of six other
  153 East 53rd Street       LAM: 1,640         (7/96-present); Senior Vice    current term ends at   CSAM-advised invest-
  New York, NY 10022                            President of CSAM              the 2000 annual        ment companies.
                                                (8/95-7/96); Head of Emerg-    meeting.
                                                ing Markets Investments and    LAM: since 1997;
                                                Research at Gartmore In-       current term ends at
                                                vestment Limited               the 2000 annual
                                                (11/92-6/95); Director of      meeting.
                                                Kleinwort Benson Interna-
                                                tional Investment
                                                (5/87-10/92).

All directors and executive
  officers as a group

  LAQ (10):................         6,323

  LAM (11):................         4,537

    During the fiscal year ended December 31, 1999, each director who is not a director, officer, partner, co-partner or employee of CSAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by LAQ and LAM during the fiscal year 1999 to all such unaffiliated directors was $42,000 and $49,500, respectively. During the fiscal year 1999, the Board of LAQ and LAM each convened 8 times. Each director, except Mr. Gordon, attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano, Landau and Torino are the members of the Audit Committee of LAQ and Messrs. Arzac, Cattano, Landau, Roett and Torino are the members of the Audit Committee of LAM. The Audit Committee of each Fund convened twice during the fiscal year 1999. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. The directors constituting each Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committees did not meet during the fiscal year ended December 31, 1999. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the relevant Fund. Neither of the Funds has a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1999, all filings applicable to such persons were complied with.

    The following table shows certain information about the executive officers of the Funds other than Messrs. Priest and Watt, who are described above. Mr. Priest is the Chairman of the Board of each Fund and was elected to such positions in May 1997. Mr. Watt is President of each Fund. He has been an officer of LAQ and LAM since August 15, 1995. Ms. Alejos has been Chief Investment Officer of each Fund since November 9, 1999 (after having been Investment Officer of each Fund since November 4, 1997). Mr. Aranowicz has been an Investment Officer of LAQ and LAM since November 9, 1999. Mr. Liebes was elected Senior Vice President of each Fund on August 12, 1997. Mr. Pignataro has held his positions with the Funds since their commencement of operations.

    Each executive officer will hold office until a successor has been elected. All executive officers of the Funds are employees of and are compensated by CSAM. The Funds have no bonus, profit sharing, pension or retirement plans.

                                            SHARES
                                         BENEFICIALLY
                                           OWNED ON                                       CURRENT PRINCIPAL OCCUPATION
                                         FEBRUARY 29,                                       AND PRINCIPAL EMPLOYMENT
            NAME                AGE          2000       POSITION WITH FUNDS                DURING THE PAST FIVE YEARS
            ----              --------   ------------   -------------------   ----------------------------------------------------
Emily Alejos ...............     36      LAM: --        Chief Investment      Director of CSAM (1/99-present); Vice President of
  153 East 53rd Street                   LAQ: --        Officer               CSAM (4/97-1/99); Vice President of Bankers Trust
  New York, NY 10022                                                          Co. (8/93-3/97).

Yarek Aranowicz ............     36      LAQ: --        Investment Officer    Vice President of CSAM (3/98-present); Director of
  153 East 53rd Street                   LAM: --                              Research for Europe and the Middle East, Trans-
  New York, NY 10022                                                          National Research Corporation (12/95-2/98); Ana-
                                                                              lyst, John Hancock Financial Services (5/92-6/95).

Hal Liebes .................     35      LAQ: --        Senior Vice           Managing Director and General Counsel of CSAM
  153 East 53rd Street                   LAM: --        President             (12/99-present); Director and General Counsel of
  New York, NY 10022                                                          CSAM (3/97-12/99); Vice President and Counsel,
                                                                              Lehman Brothers, Inc. (6/96-3/97); Vice President
                                                                              and Legal Counsel, CSAM (6/95-6/96); Chief Com-
                                                                              pliance Officer, CS First Boston Investment Man-
                                                                              agement (3/94-6/95).

Michael A. Pignataro .......     40      LAQ: --        Chief Financial       Vice President of CSAM (12/95-present); Assistant
  153 East 53rd Street                   LAM: 353       Officer and           Vice President and Chief Administrative Officer for
  New York, NY 10022                                    Secretary             Investment Companies of CSAM (9/89-12/95).

    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1999. None of the Funds' executive officers and directors who are also officers or directors of CSAM received any compensation from the Funds for such period.

                                                        PENSION OR
                                                        RETIREMENT                      TOTAL         TOTAL NUMBER
                                                         BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                                        ACCRUED AS     ANNUAL         FUND AND        CSAM-ADVISED
                                     AGGREGATE           PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                    COMPENSATION           FUND         UPON           PAID TO         COMPANIES
      NAME OF DIRECTOR               FROM FUND           EXPENSES    RETIREMENT       DIRECTORS          SERVED
      ----------------         ----------------------   ----------   ----------   -----------------   ------------
Dr. Enrique R. Arzac ........             LAQ: $9,000          0          0            $99,500             11
                                          LAM: $9,000

James J. Cattano ............             LAQ: $8,500          0          0            $61,500              6
                                          LAM: $8,500

Peter A. Gordon(*) ..........             LAQ: $7,500          0          0            $44,500              6
                                          LAM: $7,500

George W. Landau ............             LAQ: $9,000          0          0            $64,000              7
                                          LAM: $9,000

Riordan Roett ...............             LAM: $7,500                                  $ 7,500              1

Martin M. Torino ............             LAQ: $8,000          0          0            $51,000              6
                                          LAM: $8,000

--------------
 *  Mr. Gordon resigned from the Boards of the Funds effective December 20,
    1999.

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of PricewaterhouseCoopers LLP as independent public accountants of the Funds for the present fiscal year ending December 31, 2000. At a meeting held on February 8, 2000, the Boards of each Fund, including those directors who are not "interested persons" of the Funds, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

VOTE REQUIRED

    Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

           PROPOSAL 3: SHAREHOLDER PROPOSAL REQUESTING LAQ'S BOARD TO
       PRESENT FOR SHAREHOLDER APPROVAL A PROGRAM TO PERMIT SHAREHOLDERS
                  TO REALIZE NET ASSET VALUE FOR THEIR SHARES

    The Fund has received the following proposal and supporting statement from Walter S. Baer, who advised the Fund that, at the time he submitted his proposal to the Fund, he had owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year. The Fund will provide the address of Mr. Baer to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to CSAM at 153 East 53rd Street, 57th Floor, New York, New York 10022. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows Proposal 4, the Board of Directors recommends a vote AGAINST this shareholder proposal. The text of the shareholder proposal and supporting statement is as follows:

    "RESOLVED: The shareholders request that, within sixty days, the Fund's Board of Directors present for shareholder approval a program that will permit shareholders to realize net asset value for their shares.

                              SUPPORTING STATEMENT

    "Shareholders have suffered long enough from the Fund's mediocre performance and large discount from Net Asset Value (NAV). The Fund should permit shareholders who want to redeem shares to do so at NAV. Recommended programs to accomplish this include 1) an unlimited, one-time self-tender offer at NAV;
2) converting the Fund to an open-end fund; 3) merging the Fund with an open-end fund; or 4) liquidating the Fund.

    Fund management probably will make numerous arguments why the current structure should be retained. In my opinion, the dollars-and-cents benefits to shareholders of eliminating the discount far outweigh whatever advantages the closed-end structure may offer for this Fund."

    THE BOARD OF DIRECTORS OPPOSES THE PROPOSAL DESCRIBED ABOVE AND URGES SHAREHOLDERS TO VOTE AGAINST THE PROPOSAL FOR THE REASONS STATED IN THE OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS FOLLOWING PROPOSAL 4.

           PROPOSAL 4: SHAREHOLDER PROPOSAL REQUESTING LAM'S BOARD TO
       PRESENT FOR SHAREHOLDER APPROVAL A PROGRAM TO PERMIT SHAREHOLDERS
                  TO REALIZE NET ASSET VALUE FOR THEIR SHARES

    The Fund has received the following proposal and supporting statement from Walter S. Baer, who advised the Fund that, at the time he submitted his proposal to the Fund, he had owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year. The Fund will provide the address of Mr. Baer to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to CSAM at 153 East 53rd Street, 57th Floor, New York, New York 10022. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows Mr. Baer's Supporting Statement, the Board of Directors recommends a vote AGAINST this shareholder proposal. The text of the shareholder proposal and supporting statement is as follows:

    "RESOLVED: The shareholders request that, within sixty days, the Fund's Board of Directors present for shareholder approval a program that will permit shareholders to realize net asset value for their shares.

                              SUPPORTING STATEMENT

    "Shareholders have suffered long enough from the Fund's mediocre performance and large discount from Net Asset Value (NAV). The Fund should permit shareholders who want to redeem shares to do so at NAV. Recommended programs to accomplish this include 1) an unlimited, one-time self-tender offer at NAV;
2) converting the Fund to an open-end fund; 3) merging the Fund with an open-end fund; or 4) liquidating the Fund.

    Fund management probably will make numerous arguments why the current structure should be retained. In my opinion, the dollars-and-cents benefits to shareholders of eliminating the discount far outweigh whatever advantages the closed-end structure may offer for this Fund."

                 OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS

    On February 8, 2000, the Boards of Directors of LAQ and LAM unanimously resolved to recommend that you vote AGAINST Proposals 3 and 4, respectively, in light of the recent actions taken by the Boards as more fully described below.

    The Boards recognize shareholders' concerns regarding the discount at which the Funds' shares have traded, and each Fund sought to address these concerns by instituting a share repurchase program, whereby each Fund seeks to repurchase in open market transactions at prevailing market prices up to 15% of the Fund's outstanding common stock.

    Going forward, the Directors have decided that before committing to any particular course of action, the Directors should have the benefit of additional independent professional advice. Accordingly, as announced on February 10, 2000, the Boards of each Fund, including the non-interested Directors, authorized the Funds to retain PaineWebber Incorporated ("PW"), a prominent investment banking firm with substantial expertise in the closed-end fund area, to provide the Directors with market information, advice and analyses of strategic and structural alternatives with respect to the Funds. PW has no existing affiliation with the Funds or with management. The Funds' Directors, including, most particularly, the non-interested Directors, believe that this engagement will provide additional useful guidance to them in their continuing efforts to enhance the value of the Funds' shares, including reducing the market discount at which the Funds' shares trade, and to enhance shareholder value in general.

    On April 10, 2000, the Funds announced that PW has completed its preliminary analyses of strategic and structural alternatives aimed at enhancing the value of each Fund's shares. PW's analyses cover a broad range of options for each Fund and include considerations relating to the continued viability of each Fund as presently structured. The full Boards and non-interested Directors of each Fund have authorized PW to proceed to the next phase of the engagement, which will involve discussions with market participants and a more in-depth analysis of the viability and details of certain courses of action that were presented to the Directors at meetings held on April 6, 2000.

    The courses of action that are being analyzed in more depth include a possible combination of the Funds and partial tender offers by one or more of the constituent or successor Funds, and may include the implementation of automatic periodic tender offers and refinements of the Funds' investment strategies.

    The Boards expect to meet again in early May to formally consider the details of such proposals or actions, which will be announced promptly after Board approval. Following the announcement of any approved actions for each Fund, shareholders will be provided in due course with any necessary proxy materials discussing the specific courses of action for their Fund and will be given an opportunity to consider and vote on such actions where required by applicable law. There can be no assurance that any action proposed or adopted by the Boards will reduce or eliminate the discount at which the Funds' shares trade or that any required shareholder or other approvals will be obtained.

    Pending the completion of the PW analyses and the Boards' deliberations, the Boards believe that it would be untimely, and not in the best interests of shareholders, to adopt any particular approach before gaining the benefit of PW's consultation and in depth analysis. Accordingly,

    THE BOARD OF DIRECTORS OF LAQ AND LAM, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS OF LAQ AND LAM VOTE "AGAINST" PROPOSALS 3 AND 4, RESPECTIVELY.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2001 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than December 18, 2000. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $2,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

    Pursuant to the By-laws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the relevant Fund c/o Credit Suisse Asset Management, LLC, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than March 2, 2001; provided, however, that in the event that the date of the 2001 annual meeting is advanced or delayed by more than 30 days from May 23, 2001, the first anniversary of the 2000 annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of the 2001 meeting is given or made.

    Any notice by a shareholder to a Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

    A Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the 1934 Act and which are submitted after the advance notice deadline for submission of proposals pursuant to the Fund's By-laws indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the 1934 Act which governs the Fund's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH TO HAVE YOUR SHARES VOTED, PLEASE TAKE A MOMENT NOW TO VOTE BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION
BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                                         NUMBER OF SHARES     PERCENT
    FUND      NAME AND ADDRESS                                          BENEFICIALLY OWNED   OF SHARES
------------  ----------------                                          ------------------   ---------
LAM            *President and Fellows of Harvard College .............        1,694,600        25.7%
                   c/o Harvard Management Company, Inc.
                   600 Atlantic Avenue
                   Boston, MA 02210
LAQ            *President and Fellows of Harvard College .............        1,954,600        26.9%
                   c/o Harvard Management Company, Inc.
                   600 Atlantic Avenue
                   Boston, MA 02210

--------------
 * As stated in Schedules 13G on file with the Securities and Exchange Commission as of April 10, 2000.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC, ONE CITICORP CENTER, 153 EAST 53RD STREET, 57TH FLOOR, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232) OR AT THE FUNDS' WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

                                                  THE LATIN AMERICA
                                                INVESTMENT FUND, INC.

                ----------------------------------------------------------------

   3901-JP-00

                                     PROXY

                      THE LATIN AMERICA EQUITY FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Equity Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 23, 2000, and at any adjournments thereof.

-------------                                                     -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                               SIDE
-------------                                                     -------------
--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND "AGAINST" PROPOSAL 3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1. "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3.

1.   ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS
     NOMINEES: (01) George W. Landau (three-year term)
               (02) Richard W. Watt (three-year term)

     [ ]  FOR all nominees listed above (except as marked to the contrary above)

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)

2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the fund for the fiscal year ending December 31, 2000.

        FOR                     AGAINST                 ABSTAIN
        [ ]                       [ ]                     [ ]

3. To approve a shareholder proposal requesting that the Board of Directors present for shareholder approval a program to permit shareholders to realize net asset value for their shares.

        FOR                     AGAINST                 ABSTAIN
        [ ]                       [ ]                     [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:____________ Date:__________  Signature:_____________ Date:__________